UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 16, 2013

WAVE SYSTEMS CORP.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24752	13-3477246
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street, Lee, Massachusetts 01238

(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code (413) 243-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 19, 2013, Wave Systems Corp., a Delaware corporation (the “Company”), entered into an amendment (the “Amendment”) to its At Market Issuance Sales Agreement (as amended, the “Sales Agreement”) with MLV & Co. (“MLV”), dated January 30, 2012, pursuant to which the Company, from time to time, may issue and sell through MLV, acting as the Company’s sales agent, shares of the Company’s Class A common stock.  The Amendment was entered into in connection with the Company’s filing of a new Registration Statement on Form S-3 (File No. 333-190539), which was declared effective on September 12, 2013.  The Company’s board of directors has authorized the issuance and sale of shares of the Company’s Class A common stock under the Sales Agreement for aggregate gross sales proceeds of up to $15,000,000.  Further information regarding the Sales Agreement may be found in the Company’s Current Report on Form 8-K, filed on January 30, 2012 (the “January 2012 Form 8-K”), which is incorporated herein by reference.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which was filed as Exhibit 1.1 to the January 2012 Form 8-K, together with the Amendment thereto which is filed herewith as Exhibit 1.1, and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On September 16, 2013, the Company entered into a software development and license agreement (the “License Agreement”) with a counterparty (the “Licensor”), pursuant to which the Company acquired a license of certain software and related intellectual property rights from the Licensor.  Upon execution of the License Agreement, and as part of the consideration payable by the Company under the License Agreement, the Company issued to the Licensor 372,578 unregistered shares of the Company’s Class A common stock. The issuance of such shares was exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(2) thereof.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Amendment, dated September 19, 2013, to At Market Issuance Sales Agreement dated January 30, 2012 between Wave Systems Corp.. and MLV & Co. LLC *
5.1	Opinion of Willkie Farr & Gallagher LLP *
23.2	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1) *

*                           Exhibits are hereby incorporated by reference as exhibits to the Company’s registration statement on Form S-3 (File No. 333-190539), which was filed with the Securities and Exchange Commission on August 9, 2013, and declared effective on September 12, 2013, pursuant to the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WAVE SYSTEMS CORP.

	By:	/s/ Gerard T. Feeney

Gerard T. Feeney

Chief Financial Officer

Dated: September 20, 2013